EXHIBIT 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION

AMENDMENT NO. 3 TO THE COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 3 to the Collaboration and License Agreement (this “Amendment No. 3”) is made effective as of September 16, 2013 (the “Amendment
No. 3 Effective Date”) by and between POZEN INC., a Delaware corporation having offices at 1414 Raleigh Road, Suite 400, Chapel Hill, North Carolina (“POZEN”), and ASTRAZENECA AB, a Swedish corporation having an office at SE-431 83, Mölndal, Sweden (“AstraZeneca”).  POZEN and AstraZeneca may be referred to herein individually as a “Party,” or collectively as the “Parties.”

RECITALS

A.	POZEN and AstraZeneca entered into that certain Collaboration and License Agreement, dated as of August 1, 2006, and effective as of September 7, 2006 (as amended hereby, the “Agreement”);

B.	POZEN and AstraZeneca entered into an Amendment No. 1 to the Agreement effective as of September 6, 2007;

C.	POZEN and AstraZeneca entered into an Amendment No. 2 to the Agreement effective as of October 1, 2008

D.	POZEN and AstraZeneca desire to further amend the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree to amend the Agreement as follows:

Capitalized terms used herein have the respective meanings assigned to them as defined in this Amendment No. 3.  Other capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Agreement.

ARTICLE 1 - AMENDMENTS

1.1	Amendment to Section 1.58. Section 1.58 is hereby amended and restated to read in its entirety as follows:

1.58                “Licensed Patents” means: (a) the Patents set forth on Schedule 1.58, and any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, or extensions of such Patents, (b) any Patents Controlled by POZEN or any of its Affiliates as of the Effective Date or during the Term that claim Inventions (including without limitation POZEN’s interest in Joint Inventions), (c) all other Patents Controlled by POZEN or any of its Affiliates as of the Effective Date or during the Term that are necessary or useful for the Development, Manufacture or Commercialization of a Product; and any foreign counterparts of any of the foregoing.  Notwithstanding anything in this Section 1.58 to the contrary, Licensed Patents shall not include any Patents Controlled by Pozen with Valid Claims that do not cover any Product (e.g., any Patents with Valid Claims solely directed to any product containing acetyl salicylic acid).”

1.2	Amendment to Section 9.1 Prosecution and Maintenance of Licensed Patents. Section 9.1 is hereby amended and restated to read in its entirety as follows:

“9.1                  Prosecution and Maintenance of Licensed Patents.  POZEN will be responsible for the preparation, filing, prosecution and maintenance of the Licensed Patents (other than Joint Patents), at its own expense.  Notwithstanding the foregoing, ***.  POZEN will provide a copy of all proposed filings at least *** (***) days in advance of the filing date and will consider in good faith the requests and suggestions of AstraZeneca with respect to filing and prosecuting the Licensed Patents and will keep AstraZeneca promptly informed of progress with regard to the preparation, filing, prosecution and maintenance of Licensed Patents.  In the event that POZEN desires to abandon any Licensed Patent, POZEN will provide reasonable prior written notice to AstraZeneca of such intention to abandon (which notice will, in any event, be given no later than *** (***) days prior to the next deadline for any action that may be taken with respect to such Licensed Patent with the U.S. Patent & Trademark Office or any foreign patent office), and AstraZeneca will have the right to assume responsibility for such Licensed Patent.  For clarity, any Patent with Valid Claims solely directed to any product containing acetyl salicylic acid (including salts and derivatives thereof) is not a Licensed Patent; therefore, AstraZeneca will have no right to assume responsibility for such Patent as provided under this Section 9.1 should Pozen decide to abandon such Patent.”

1.3	Amendment to Section 9.6.1 Infringement by Third Parties. Section 9.6.1 is hereby amended and restated to read in its entirety as follows:

“9.6.1             Infringement by Third Parties.  AstraZeneca and POZEN will each, within *** (***) Business Days of learning of any alleged or threatened infringement of the Licensed Patents or Joint Patents, notify the other Party in writing.  *** will have the first right, but not the obligation, to prosecute any such infringement.  If *** does not commence an infringement action against the alleged or threatened infringement (i) within *** (***) days following the detection of the of alleged infringement, or (ii) *** (***) Business Days  before the time limit, if any, set forth in appropriate laws and regulations for filing of such actions, whichever comes first, then *** will so notify *** promptly, and *** may commence litigation with respect to the alleged or threatened infringement at its own expense.  For clarity, any Patent with Valid Claims solely directed to any product containing acetyl salicylic acid (including salts and derivatives thereof) is not a Licensed Patent; therefore, AstraZeneca will have no right to prosecute any infringement of such Patent under this Section 9.6.1.  Notwithstanding anything in this Section 9.6.1 to the contrary, AstraZeneca shall not have the right to prosecute an infringement action under this Section 9.6.1 unless such action involves a Product.”

1.4	Amendment to Section 9.6.2 Challenge by Third Parties. Section 9.6.2 is hereby amended and restated to read in its entirety as follows:

“9.6.2             Challenge by Third Parties.  AstraZeneca and POZEN will each notify the other Party in writing within *** (***) Business Days of learning of any alleged or threatened opposition, reexamination request, action for declaratory judgment, nullity action, interference or other attack upon the validity, title or enforceability of the Licensed Patents or Joint Patents by a Third Party.  *** will have the first right, but not the obligation, to defend any such challenge.  If *** does not commence Diligent Efforts to defend against the alleged or threatened challenge (i) within ***(***) days following the detection of the alleged challenge, or (ii) *** (***) Business Days before the time limit, if any, set forth in appropriate laws and regulations for making a filing in defense of such a challenge, whichever comes first, then *** will so notify *** promptly, and *** may take action with respect to the alleged or threatened challenge at its own expense.  For clarity, any Patent with Valid Claims solely directed to any product containing acetyl salicylic acid (including salts and derivatives thereof) is not a Licensed Patent; therefore, AstraZeneca will have no right to defend any challenge of such Patent under this Section 9.6.2.”

1.5	Amendment to Section 9.10.2 Hatch-Waxman Act. Section 9.10.2 is hereby amended and restated to read in its entirety as follows:

“9.10.2          Hatch-Waxman Act.  Notwithstanding Section 9.6.1 (Infringement by Third Parties) above, each Party will immediately give notice to the other Party of any notice it receives of certification filed under the Hatch-Waxman Act claiming that any of the Licensed Patents is invalid, unenforceable or that any infringement will not arise from the manufacture, use or sale of the POZEN Product by a Third Party.  If AstraZeneca decides not to bring infringement proceedings against the entity making such a certification with respect to any such Licensed Patents, AstraZeneca will give notice to POZEN of its decision not to bring suit within *** (***) Business Days after receipt of notice of such certification (or, if the time period permitted by law is less than *** (***) Business Days, within half of the time period permitted by law for AstraZeneca to commence such action).  POZEN may then, but is not required to, bring suit against the Third Party that filed the certification.  Any suit by either Party may be in the name of either or both Parties, as may be required by law.  For this purpose, the Party not bringing suit will execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by the Party bringing suit.  For clarity, any Patent with Valid Claims solely directed to any product containing acetyl salicylic acid (including salts and derivatives thereof) is not a Licensed Patent; therefore, AstraZeneca will have no right to bring infringement proceedings of such Patent under this Section 9.10.2.  Notwithstanding anything in this Section 9.10.2 to the contrary, AstraZeneca shall not have the right to bring an infringement proceeding under this Section 9.10.2 unless such proceeding involves a POZEN Product.”

ARTICLE 2 – REFERENCE TO AND EFFECT ON THE AGREEMENT

2.1                Reference to Agreement.  Upon and after the effectiveness of this Amendment No. 3, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended by Amendment No. 1, Amendment No.2 and this Amendment No. 3.

2.2                Effectiveness of Agreement.  The Amendment No. 3 set forth above shall not be effective until execution and delivery of this Amendment No. 3 by both parties.  Except as specifically amended above, the Agreement, as amended, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Parties.

2.3                No Waiver.  The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of either Party under the Agreement, nor constitute a waiver of any provision of the Agreement.

ARTICLE 3 - MISCELLANEOUS

3.1                Governing Law; Dispute Resolution.  Section 15.4 of the Agreement governs any dispute arising out of or related to this Amendment No. 3.

3.2                Notices.  All notices or other communications that are required or permitted hereunder will be made according to Section 15.5 of the Agreement.

3.3                Headings.  The headings for each Article and Section in this Amendment No. 3 have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

3.4                Counterparts.  This Amendment No. 3 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.5                No Strict Construction.  This Amendment No. 3 has been submitted to the scrutiny of, and has been negotiated by, both Parties and their counsel, and will be given a fair and reasonable interpretation in accordance with its terms, without consideration or weight being given to any such terms having been drafted by any Party or its counsel.  No rule of strict construction will be applied against either Party.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 in duplicate originals by their duly authorized representatives as of the Amendment No. 3 Effective Date.

POZEN INC.		ASTRAZENECA AB

By:	/s/ William L. Hodges	By:	/s/ Stephen F. Moltir
Print Name:	William L. Hodges	Print Name:	Stephen F. Moltir
Title:	Sr. V.P. & CFO	Title:	Authorized Signatory